UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2005

ROANOKE ELECTRIC STEEL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	0-2389	54-0585263
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

102 Westside Boulevard, NW Roanoke, Virginia	24017
(Address of principal executive offices)	(Zip Code)

(540) 342-1831

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-12(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

On May 11, 2005, the Audit Committee of the Board of Directors of Roanoke Electric Steel Corporation (the “Company”), in the interest of shareholder value, dismissed Deloitte & Touche LLP as its independent registered public accounting firm. Also on May 11, 2005, the Audit Committee approved the engagement of KPMG LLP as the Company’s independent registered public accounting firm to replace the firm of Deloitte & Touche LLP for the Company’s fiscal year ending on October 31, 2005. KPMG LLP has accepted the engagement and immediately will begin serving as the Company’s independent registered public accounting firm.

The reports of Deloitte & Touche LLP on the consolidated financial statements of the Company as of and for the fiscal years ended October 31, 2004 and October 31, 2003, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, scope or accounting principles.

In connection with the audits of the Company’s consolidated financial statements as of and for the fiscal years ended October 31, 2004 and October 31, 2003, and in the subsequent interim periods, there were no disagreements between the Company and its auditors, Deloitte & Touche LLP, on any matter of accounting principles or practices, consolidated financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the matter in its reports.

The Company has not consulted with KPMG LLP during the last two fiscal years ended October 31, 2004 and October 31, 2003, or during the subsequent interim periods on either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements.

The Company has provided Deloitte & Touche LLP with a copy of this disclosure and has requested that Deloitte & Touche LLP provide the Company with a letter addressed to the Securities and Exchange Commission stating whether Deloitte & Touche LLP agrees with the statements made above by the Company. This letter is attached hereto as Exhibit 16.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

The following are furnished as Exhibits to this Report:

Exhibit No.	Description of Exhibit
16	Letter from Deloitte & Touche LLP regarding change in certifying accountant (FILED HEREWITH)]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROANOKE ELECTRIC STEEL CORPORATION

By:	/s/ Donald G. Smith
Donald G. Smith
Chairman and Chief Executive Officer

Dated: May 17, 2005

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
16	Letter from Deloitte & Touche LLP regarding change in certifying accountant (FILED HEREWITH)